Putnam
Equity
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Equity Income Fund's recently concluded fiscal year coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest rate policy, the slowing pace of the economy, and the dramatic aftermath of the presidential election have all contributed to the general sense of unease that has gripped the securities markets in recent months.

Your fund's performance for the first half of the fiscal year reflected this uncertainty. However, since the market began its decline this spring, investors have increasingly gravitated toward stocks of established companies with the potential for positive change -- precisely the kind of stocks that exemplify your fund's portfolio. Results for the full fiscal year show that the fund has benefited from this trend.

We are pleased to announce that Bartlett R. Geer joined your fund's management team shortly after the close of the fiscal year. Bartlett joined Putnam in 2000 as a senior portfolio manager after holding several management positions at State Street Research & Management. He has 19 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

David L. King
Jeanne L. Mockard
James M. Prusko
and the Core Fixed
Income Team

Putnam Equity Income Fund's fiscal year 2000 ended with a flourish, as year-end returns showed the fund had outperformed both the overall market and many of the fund's competitors. To be sure, the investment environment changed considerably during the fiscal year period, December 1, 1999-November 30, 2000. Last year, the market was exceedingly narrow and focused mostly on technology and telecommunications stocks. Throughout the period of investors' infatuation with growth stocks, your fund remained true to its value investment discipline, buying shares of high- quality companies whose valuations suffered largely because they were not technology stocks. When the technology bubble burst early in 2000, investors went looking for quality. The market went on to recognize the value of your fund's holdings, and bid up share prices, boosting fund performance.

Total return for 12 months ended 11/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    6.81%   0.68%    6.06%   1.35%    6.02%   5.07%    6.28%   2.55%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND STRATEGY REMAINED STEADY

Our emphasis on stocks in defensive sectors proved an effective strategy in a tumultuous market. We made no significant changes to sector exposures during the period but maintained a broadly diversified portfolio with an eye on quality. The utilities sector has been one of the best performing market sectors year to date and one of the biggest contributors to the fund's performance. Some utilities stocks, including Reliant Energy, appreciated to such an extent that we felt it was prudent to trim our holdings. However, we still own shares of this company, which provides electric service to over 1.7 million customers in Texas, and natural gas service to more than 2.8 million customers in the South and midwest.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking              11.3%

Oil and gas           7.9%

Pharmaceuticals       7.1%

Regional Bells        6.4%

Financial             5.9%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

Although the price of oil has been high, the expectation that oil prices will decline in the coming year resulted in decreasing valuations for oil stocks. And so, within the energy sector we turned our attention to natural gas-related stocks, which we expect will continue to benefit from strong pricing through next year. Fund holding Unocal Corp. explores for, produces, and markets natural gas and oil. It owns reserves of natural gas and oil in the U.S. and overseas.


"The fund has fulfilled its mission for the fiscal year. By staying with value, being broadly diversified, upgrading quality, and positioning for a slowing economy, we've managed to achieve a rather distinguished long-term picture."

-- David L. King, portfolio co-manager, Putnam Equity Income Fund


Another holding, industry competitor Conoco, Inc., also engages in natural gas and oil exploration. In addition, it operates nearly 5,000 service stations under the Conoco name in the U.S. The company refines a variety of petroleum products including gasoline, diesel fuel, heating oil, and aviation fuel.

While these holdings, as well as others mentioned in this report were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

Other areas of emphasis included the consumer staples sector, in which food and beverage stocks were strong performers. Your fund was fortunate to pick up shares of the beverage leader, Coca-Cola Co., when its valuation tumbled to compelling levels. Coca-Cola is the world's largest producer of soft drink concentrates and claims famous brands such as Coke, Diet Coke, Sprite, Tab, Nestea, Barq's and Minute Maid brand fruit juices. More than half of its revenues come from overseas sales.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil Corp.
Oil & gas

SBC Communications, Inc.
Regional Bells

Citigroup, Inc.
Financial

Fannie Mae
Financial

Verizon Communications
Regional Bells

Philip Morris Cos., Inc.
Tobacco

Johnson & Johnson
Pharmaceuticals

Royal Dutch Petroleum Co. NV ADR
Oil & gas

Hartford Financial Services Group
Insurance

Abbott Laboratories, Inc.
Pharmaceuticals

Footnote reads:
These holdings represent 20.8% of the fund's net assets as of 11/30/00. Portfolio holdings will vary over time.


We increased our exposure to financial stocks slightly, adding to our holdings of mortgage reseller Federal National Mortgage Association (Fannie Mae) and introducing shares of Federal Home Loan Mortgage Corporation (Freddie Mac) to the portfolio. Both have produced exceptional returns in the second half of the fiscal year. However, we sold our shares of PaineWebber Group, one of the nation's premier full-service securities firms, when news that the company would be acquired by Swiss banking firm UBS AG drove the stock's valuation up.

We found another pocket of strong performance in the Regional Bell operating companies (RBOCs), with fund holding SBC Communications leading the way. The company is one of only three remaining firms spawned by the breakup of Ma Bell in 1984. Its subsidiaries include Southwestern Bell Telephone, PacificTelesis, Nevada Bell, and Ameritech. SBC has built upon its core business of providing local phone service to nearly 34 million customers, and is now branching out into long-distance telephone service, high-speed Internet digital subscriber lines (DSL), and wireless communications. In addition, SBC is the largest non-European telecom provider in Europe. Its stock valuation has been low, perhaps because the company was viewed as a slow-growth company in a regulated industry. In our opinion, the market was ignoring the facts that SBC has one of the best wireless franchises in the country, is rolling out long-distance service in key states, and is overtaking rivals AT&T and WorldCom in terms of market share. We believe the management of SBC has made a real commitment to improving returns on capital.

Health care stocks have contributed to fund returns, as well. In particular, Abbott Laboratories and Bristol-Myers "Squibb" both experienced accelerating earnings and increasing valuations. The fund also benefited from its limited exposure to stocks in the technology and consumer cyclicals sectors, both of which had difficulty in year 2000. The portfolio's fixed-income allocation is approximately 7.5% -- unchanged from when we last reported to shareholders in May. Fixed-income assets are invested primarily in mortgage-backed securities and high-grade government and corporate bonds.

* A FUND FOR ALL SEASONS

We are pleased that our disciplined approach and commitment to style consistency paid off over the entire year. The high-caliber names that we acquired when quality went on sale are now bearing fruit in the form of attractive dividends and capital appreciation. We believe the fund's recent and long-term performance confirm the effectiveness of diversifying a portfolio with value stocks. They provide the potential for attractive growth in down markets and can help to offset overall volatility. Investors who commit to value strategies through all market environments are more likely to buy stocks at their lowest prices and thus derive the greatest benefit when stocks appreciate.

We are confident that the fund is positioned to produce competitive returns in a slowing economy. By emphasizing stocks of mature companies with low growth expectations, we have positioned the portfolio away from companies experiencing earnings volatility. We favor stocks from sectors that are not overly sensitive to economic changes -- sectors that have historically offered strong performance.

Looking ahead, we believe the market will stay focused on valuations, and favor companies with healthy fundamentals. The Fed did not raise interest rates in November or December and, in a surprise move on January 3, it lowered short-term interest rates from 6.5% to 6%. The stocks in your fund's portfolio will likely benefit from lower costs, and increased demand.

Note: To better reflect the value-oriented objectives of the fund, its benchmark has been changed to the Russell 1000 Value Index.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Income Fund is designed for investors seeking high current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                     Class A         Class B        Class C          Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.81%   0.68%   6.06%   1.35%   6.02%   5.07%   6.28%   2.55%
------------------------------------------------------------------------------
5 years          93.31   82.15   86.22   84.22   86.23   86.23   88.56   82.04
Annual average   14.09   12.74   13.24   13.00   13.24   13.24   13.52   12.73
------------------------------------------------------------------------------
10 years        307.25  283.97  277.73  277.73  277.84  277.84  286.30  272.53
Annual average   15.08   14.40   14.21   14.21   14.22   14.22   14.47   14.06
------------------------------------------------------------------------------
Annual average
(life of fund)   12.01   11.73   11.01   11.01   11.17   11.17   11.29   11.12
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                         Russell 1000        S&P 500         Consumer
                          Value Index         Index         price index
-----------------------------------------------------------------------------
1 year                       2.40%           -4.22%            3.44%
-----------------------------------------------------------------------------
5 years                    113.24           135.29            13.26
Annual average              16.34            18.66             2.52
-----------------------------------------------------------------------------
10 years                   383.18           411.20            30.19
Annual average              17.06            17.72             2.67
-----------------------------------------------------------------------------
Annual average
(life of fund)                 --*           15.78             4.62
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Inception of Russell 1000 Value Index is 12/31/78.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/90


               Fund's class A     S&P 500      Russell 1000    Consumer price
Date           shares at POP       Index       Value Index         index

11/30/90           9,425          10,000          10,000          10,000
11/30/92          12,542          14,257          14,167          10,613
11/30/94          14,915          15,861          16,597          11,188
11/30/96          24,820          27,780          28,621          11,861
11/30/98          34,512          44,148          42,714          12,272
11/30/00         $38,397         $51,120         $48,318         $13,019

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $37,773 and $37,784 , respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $38,630 ($37,253 at public offering price). See first page of performance section for performance calculation methods.




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

                                Class A       Class B    Class C         Class M
-----------------------------------------------------------------------------------
Distributions (number)             4             4          4               4
-----------------------------------------------------------------------------------
Income                         $0.2567       $0.1447    $0.1527         $0.1827
-----------------------------------------------------------------------------------
Capital gains
  Long-term                     1.1230        1.1230     1.1230          1.1230
-----------------------------------------------------------------------------------
  Short-term                    0.4033        0.4033     0.4033          0.4033
-----------------------------------------------------------------------------------
  Total                        $1.7830       $1.6710    $1.6790         $1.7090
-----------------------------------------------------------------------------------
Share value:                 NAV     POP        NAV        NAV        NAV     POP
-----------------------------------------------------------------------------------
11/30/99                    $15.76  $16.72    $15.64     $15.71      $15.66  $16.23
-----------------------------------------------------------------------------------
11/30/00                     14.86   15.77     14.75      14.81       14.76   15.30
-----------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------
Current dividend rate 1       1.68%   1.59%     0.95%      1.00%       1.19%   1.15%
-----------------------------------------------------------------------------------
Current 30-day SEC yield 2    1.75    1.65      1.01       1.01        1.26    1.18
-----------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B        Class C          Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           13.15%   6.65%  12.35%   7.35%  12.35%  11.35%  12.56%   8.64%
------------------------------------------------------------------------------
5 years          97.73   86.31   90.24   88.24   90.51   90.51   92.82   86.09
Annual average   14.61   13.25   13.73   13.49   13.76   13.76   14.03   13.23
------------------------------------------------------------------------------
10 years        310.50  287.08  280.89  280.89  280.81  280.81  289.78  275.88
Annual average   15.17   14.49   14.31   14.31   14.31   14.31   14.57   14.16
------------------------------------------------------------------------------
Annual average
(life of fund)   12.18   11.89   11.18   11.18   11.33   11.33   11.45   11.28
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 1000 [REGISTRATION MARK] Value Index* measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Standard and Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund's portfolio, as of November 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended November 30, 1998 were audited by other auditors whose report dated January 14, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG  LLP
Boston, Massachusetts
January 5, 2001




THE FUND'S PORTFOLIO
November 30, 2000

COMMON STOCKS (89.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            223,300 Boeing Co.                                                                        $  15,421,656
            112,100 General Dynamics Corp.                                                                8,547,625
                                                                                                      -------------
                                                                                                         23,969,281

Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------------
            440,544 Ford Motor Co.                                                                       10,022,376

Banking (10.9%)
-------------------------------------------------------------------------------------------------------------------
            533,252 Bank of America Corp.                                                                21,296,752
            422,400 BB&T Corp.                                                                           14,097,600
            543,435 Charter One Financial, Inc.                                                          13,042,440
            283,150 Chase Manhattan Corp.                                                                10,441,156
            297,100 Comerica, Inc.                                                                       15,467,769
            595,200 Firstar Corp.                                                                        11,532,000
            398,110 FleetBoston Financial Corp.                                                          14,929,125
            148,600 M & T Bank Corp.                                                                      8,137,336
            262,600 PNC Financial Services Group                                                         17,462,900
            331,287 Synovus Financial Corp.                                                               7,329,725
            516,700 U.S. Bancorp                                                                         12,497,681
            347,650 Washington Mutual, Inc.                                                              15,796,347
            379,400 Wells Fargo Co.                                                                      17,997,788
                                                                                                      -------------
                                                                                                        180,028,619

Beverage (4.5%)
-------------------------------------------------------------------------------------------------------------------
            436,600 Anheuser-Busch Cos., Inc.                                                            20,711,213
             72,000 Brown-Forman Corp. Class B                                                            4,662,000
            192,500 Coca-Cola Co.                                                                        12,055,313
            750,300 Coca-Cola Enterprises, Inc.                                                          16,459,706
            408,900 Fortune Brands, Inc.                                                                 11,806,988
            236,100 Pepsi Bottling Group, Inc. (The)                                                      9,222,656
                                                                                                      -------------
                                                                                                         74,917,876

Chemicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
            197,200 Dow Chemical Co.                                                                      6,026,925
            277,628 du Pont (E.I.) de Nemours & Co., Ltd.                                                11,747,135
            341,100 Engelhard Corp.                                                                       6,715,406
            181,300 PPG Industries, Inc.                                                                  7,557,944
                                                                                                      -------------
                                                                                                         32,047,410

Combined Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            211,200 Constellation Energy Group                                                            8,593,200

Computers (1.1%)
-------------------------------------------------------------------------------------------------------------------
            220,600 Hewlett-Packard Co.                                                                   6,976,475
            110,300 IBM Corp.                                                                            10,313,050
                                                                                                      -------------
                                                                                                         17,289,525

Conglomerates (2.1%)
-------------------------------------------------------------------------------------------------------------------
              7,500 Berkshire Hathaway, Inc. Class B (NON)                                               16,305,000
            214,000 Cooper Industries, Inc.                                                               8,733,875
            198,100 Honeywell International, Inc.                                                         9,657,375
                                                                                                      -------------
                                                                                                         34,696,250

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
            326,100 Household International, Inc.                                                        16,264,238

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            184,100 Kimberly-Clark Corp.                                                                 12,875,494

Distribution (0.9%)
-------------------------------------------------------------------------------------------------------------------
            271,000 SYSCO Corp.                                                                          14,972,750

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------------------------
            248,600 CiNergy Corp.                                                                         7,939,663
            291,500 CP&L Energy, Inc.                                                                    12,589,156
             80,400 Dominion Resources, Inc.                                                              4,824,000
            424,338 DPL, Inc.                                                                            12,995,351
            152,300 Duke Energy Corp.                                                                    13,697,481
            183,100 Entergy Corp.                                                                         7,529,988
            130,400 FirstEnergy Corp.                                                                     3,846,800
            195,300 Reliant Energy, Inc.                                                                  7,665,525
            292,450 TXU Corp.                                                                            11,679,722
                                                                                                      -------------
                                                                                                         82,767,686

Electrical Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            209,300 Emerson Electric Co.                                                                 15,252,738

Electronics (0.5%)
-------------------------------------------------------------------------------------------------------------------
            236,400 Motorola, Inc.                                                                        4,742,775
            118,700 W. W. Grainger, Inc.                                                                  4,339,969
                                                                                                      -------------
                                                                                                          9,082,744

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
             62,600 Schlumberger, Ltd.                                                                    3,881,200
            102,800 Transocean Sedco Forex, Inc.                                                          4,099,150
                                                                                                      -------------
                                                                                                          7,980,350

Financial (5.5%)
-------------------------------------------------------------------------------------------------------------------
            740,066 Citigroup, Inc.                                                                      36,864,538
            449,500 Fannie Mae                                                                           35,510,500
            300,900 Freddie Mac                                                                          18,185,644
                 11 PSF Holdings LLC Class A                                                                 14,313
                                                                                                      -------------
                                                                                                         90,574,995

Food (2.4%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Heinz (H.J.) Co.                                                                     13,687,500
            524,200 Ralston-Ralston Purina Group                                                         13,793,013
            536,350 Sara Lee Corp.                                                                       12,872,400
                                                                                                      -------------
                                                                                                         40,352,913

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgeralds Gaming Corp.                                                                      2

Health Care Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            140,180 CIGNA Corp.                                                                          18,468,715
            228,000 HCA -The Healthcare Co.                                                               9,447,750
                                                                                                      -------------
                                                                                                         27,916,465

Insurance (3.8%)
-------------------------------------------------------------------------------------------------------------------
            214,900 American General Corp.                                                               16,104,069
            184,900 Chubb Corp. (The)                                                                    15,069,350
            309,300 Hartford Financial Services Group                                                    21,882,975
            210,200 Lincoln National Corp.                                                                9,498,413
                                                                                                      -------------
                                                                                                         62,554,807

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------------------------------------------
            203,700 Bear Stearns Companies, Inc. (The)                                                    9,357,469
            114,900 Goldman Sachs Group, Inc. (The)                                                       9,436,163
             69,000 Lehman Brothers Holdings, Inc.                                                        3,419,813
                                                                                                      -------------
                                                                                                         22,213,445

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------------------------------------------
            203,700 Marriott International, Inc. Class A                                                  8,440,819
            287,800 Starwood Hotels & Resorts Worldwide, Inc. (R)                                         9,209,600
                                                                                                      -------------
                                                                                                         17,650,419

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            300,900 Caterpillar, Inc.                                                                    11,829,131

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            184,100 Illinois Tool Works, Inc.                                                            10,367,131

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
            597,000 Walt Disney Co. (The)                                                                17,275,688

Natural Gas Utilities (1.4%)
-------------------------------------------------------------------------------------------------------------------
            484,426 Sempra Energy                                                                        11,838,160
            319,400 Williams Cos., Inc.                                                                  11,298,775
                                                                                                      -------------
                                                                                                         23,136,935

Oil & Gas (7.7%)
-------------------------------------------------------------------------------------------------------------------
            140,200 Chevron, Inc.                                                                        11,478,875
            163,500 Conoco, Inc. Class A                                                                  4,026,188
            195,887 Conoco, Inc. Class B                                                                  4,909,418
            634,410 ExxonMobil Corp.                                                                     55,828,057
            420,500 Royal Dutch Petroleum Co. NV ADR (Netherlands)                                       25,098,594
            242,000 Tosco Corp.                                                                           6,942,375
            158,900 TotalFinaElf SA ADR Class B (France)                                                 11,222,313
            231,100 Unocal Corp.                                                                          7,886,288
                                                                                                      -------------
                                                                                                        127,392,108

Paper & Forest Products (1.8%)
-------------------------------------------------------------------------------------------------------------------
            314,000 Boise Cascade Corp.                                                                   9,066,750
            148,600 Bowater, Inc.                                                                         7,922,238
            306,500 Owens-Illinois, Inc. (NON)                                                              881,188
            268,200 Weyerhaeuser Co.                                                                     11,733,750
                                                                                                      -------------
                                                                                                         29,603,926

Pharmaceuticals (7.1%)
-------------------------------------------------------------------------------------------------------------------
            387,800 Abbott Laboratories, Inc.                                                            21,353,238
            254,300 American Home Products Corp.                                                         15,289,788
            292,500 Bristol-Myers Squibb Co.                                                             20,273,906
            296,200 Johnson & Johnson                                                                    29,620,000
            336,736 Pharmacia Corp.                                                                      20,540,896
            198,100 Schering-Plough Corp.                                                                11,105,981
                                                                                                      -------------
                                                                                                        118,183,809

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
            224,300 Eastman Kodak Co.                                                                     9,420,600
            344,800 Xerox Corp.                                                                           2,392,050
                                                                                                      -------------
                                                                                                         11,812,650

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            167,300 McGraw-Hill Cos., Inc. (The)                                                          8,887,813
            136,400 Tribune Co.                                                                           5,046,800
                                                                                                      -------------
                                                                                                         13,934,613

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
            332,700 Union Pacific Corp.                                                                  15,470,550

Real Estate (2.5%)
-------------------------------------------------------------------------------------------------------------------
            184,600 Boston Properties, Inc. (R)                                                           7,833,963
            392,500 Equity Office Properties Trust (R)                                                   11,897,656
            403,700 Equity Residential Properties Trust (R)                                              20,588,700
                                                                                                      -------------
                                                                                                         40,320,319

Regional Bells (6.4%)
-------------------------------------------------------------------------------------------------------------------
            431,700 BellSouth Corp.                                                                      18,050,456
            947,500 SBC Communications, Inc.                                                             52,053,281
            622,644 Verizon Communications                                                               34,984,810
                                                                                                      -------------
                                                                                                        105,088,547

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            429,800 McDonald's Corp.                                                                     13,699,875

Retail (2.7%)
-------------------------------------------------------------------------------------------------------------------
            283,100 Albertsons, Inc.                                                                      7,236,744
            171,000 CVS Corp.                                                                             9,725,625
            319,600 Federated Department Stores, Inc. (NON)                                               9,747,800
            481,200 Kmart Corp. (NON)                                                                     2,646,600
             92,500 Lowe's Cos., Inc.                                                                     3,705,781
            183,100 Sears, Roebuck & Co.                                                                  5,939,764
            503,500 Staples, Inc. (NON)                                                                   6,042,000
                                                                                                      -------------
                                                                                                         45,044,314

Software (0.2%)
-------------------------------------------------------------------------------------------------------------------
            140,200 Computer Associates International, Inc.                                               3,662,725

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
             82,200 Electronic Data Systems Corp.                                                         4,351,463

Telecommunications (2.3%)
-------------------------------------------------------------------------------------------------------------------
            223,300 ALLTEL Corp.                                                                         13,677,125
            678,350 AT&T Corp.                                                                           13,312,619
            480,300 Sprint Corp. (FON Group)                                                             11,046,900
                                                                                                     --------------
                                                                                                         38,036,644

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
            355,976 Shaw Industries, Inc.                                                                 6,696,799

Tobacco (1.8%)
-------------------------------------------------------------------------------------------------------------------
            783,100 Philip Morris Cos., Inc.                                                             29,904,631

Waste Management (1.1%)
-------------------------------------------------------------------------------------------------------------------
            277,500 Republic Services, Inc. (NON)                                                         4,041,094
            604,600 Waste Management, Inc.                                                               14,472,613
                                                                                                     --------------
                                                                                                         18,513,707
                                                                                                     --------------
                    Total Common Stocks (cost $1,363,165,994)                                        $1,486,349,148
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    Pass-Through Certificates
     $    1,141,198 8s, August 1, 2030                                                               $    1,163,508
          3,627,697 7 1/2s, with due dates from April 1, 2015 to
                    October 1, 2015                                                                       3,678,448
          5,400,976 7s, with due dates from December 1, 2029 to
                    February 1, 2030                                                                      5,347,399
            208,860 6 1/2s, November 1, 2010                                                                206,182
                    Government National Mortgage Association
                    Pass-Through Certificates
            561,621 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                       580,349
          7,695,293 8s, with due dates from December 15, 2022 to
                    December 15, 2027                                                                     7,867,598
          3,943,192 7s, with due dates from August 15, 2023 to
                    December 15, 2028                                                                     3,926,551
             89,720 6 1/2s, September 15, 2024                                                               87,548
                                                                                                     --------------
                                                                                                         22,857,583

U.S. Treasury Obligations (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          3,570,000 6 1/4s, May 15, 2030                                                                  3,905,259
          5,165,000 6 1/8s, August 15, 2029                                                               5,503,927
                    U.S. Treasury Notes
         11,460,000 6 3/4s, May 15, 2005 (SEG)                                                           12,025,780
          2,240,000 6 1/2s, February 15, 2010                                                             2,397,494
            880,000 6 3/8s, June 30, 2002                                                                   887,700
            825,000 6 1/8s, August 15, 2007                                                                 853,743
          8,200,000 5 3/4s, August 15, 2010                                                               8,379,334
          2,770,000 5 3/4s, November 15, 2005                                                             2,811,550
            773,000 U. S. Treasury Strip zero %, May 15, 2026                                               181,013
                                                                                                     --------------
                                                                                                         36,945,800
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $58,922,053)                                                               $   59,803,383

CORPORATE BONDS AND NOTES (2.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
     $      450,000 Boeing Co. deb. 6 5/8s, 2038                                                     $      413,298
            430,000 Litton Industries, Inc. sr. notes 8s, 2009                                              444,908
            350,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                384,020
            360,000 Raytheon Co. notes 6.45s, 2002                                                          356,198
            435,000 Raytheon Co. deb. 6.4s, 2018                                                            376,149
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          136,850
                                                                                                     --------------
                                                                                                          2,111,423

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
             14,230 Premium Standard Farms, Inc. sr. sec. notes
                    11s, 2003 (PIK)                                                                          12,878

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            462,042 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2008                                                                 447,326
            615,000 Continental Airlines, Inc. pass-thru certificates
                    Ser. 98-2, 6.32s, 2008                                                                  579,016
            180,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    171,011
            385,000 United Air Lines Corp. deb. 9 3/4s, 2021                                                371,683
                                                                                                     --------------
                                                                                                          1,569,036

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            405,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                 352,391
            110,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                   16,500
            295,000 Ford Motor Co. deb. 7.4s, 2046                                                          259,169
            730,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       608,185
             90,000 Lear Corp. sub. notes 9 1/2s, 2006                                                       87,511
            200,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    197,316
                                                                                                      -------------
                                                                                                          1,521,072

Banking (0.4%)
-------------------------------------------------------------------------------------------------------------------
            235,000 Bank One Corp. sr. notes 7 5/8s, 2005                                                   238,923
            102,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               102,070
            750,000 Bank United Corp. notes Ser. A, 8s, 2009                                                729,713
            820,000 Citicorp sub. notes 6 3/8s, 2008                                                        774,547
            435,000 Colonial Bank sub. notes 8s, 2009                                                       401,396
            425,000 Dime Capital Trust I bank guaranty
                    Ser. A, 9.33s, 2027                                                                     375,522
            165,000 First Citizens Bank Capital Trust I company
                    guaranty 8.05s, 2028                                                                    133,073
            730,000 First Union Capital II company guaranty
                    Ser. A, 7.95s, 2029                                                                     631,348
            270,000 First Union Institute Capital I bonds 8.04s, 2026                                       237,784
            145,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                      143,667
            460,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  429,686
            500,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   486,788
            185,000 National City Corp. sub. notes 7.2s, 2005                                               182,991
            210,000 Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                  185,065
            530,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                           475,495
            370,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         373,700
            230,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                                 226,828
            140,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          121,374
                                                                                                      -------------
                                                                                                          6,249,970

Beverage (--%)
-------------------------------------------------------------------------------------------------------------------
            535,000 Pepsi Bottling Group, Inc. (The) sr. notes
                    Ser. B, 7s, 2029                                                                        507,234

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Allbritton Communications Co. sr. sub. notes
                    Ser. B, 8 7/8s, 2008                                                                     27,300
             21,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            23,055
                                                                                                      -------------
                                                                                                             50,355

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Adelphia Communications Corp. sr. notes
                    Ser. B, 8 3/8s, 2008                                                                     29,200
            150,000 Adelphia Communications Corp. sr. notes
                    7 7/8s, 2009                                                                            103,500
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           26,563
            210,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           213,150
             55,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                   37,400
             30,000 NTL Communications Corp. 144A sr. notes
                    11 7/8s, 2010                                                                            25,650
             30,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                   11,400
                                                                                                      -------------
                                                                                                            446,863

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Lyondell Petrochemical Co. sec. notes
                    Ser. B, 9 7/8s, 2007                                                                    268,800

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Lodestar Holdings, Inc. company guaranty
                    11 1/2s, 2005                                                                             3,600

Conglomerates (0.1%)
-------------------------------------------------------------------------------------------------------------------
            825,000 Tyco International, Ltd. company guaranty
                    6 1/4s, 2003                                                                            802,626

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Associates Corp. deb. 6.95s, 2018                                                       193,435
             45,000 Capital One Financial Corp. notes 7 1/4s, 2006                                           41,227
             80,000 Capital One Financial Corp. notes 7 1/4s, 2003                                           77,291
            100,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                     77,000
            120,000 Contifinancial Corp. sr. notes 8 1/8s, 2008
                    (In default) (NON)                                                                       16,650
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              641,147
             60,000 Ford Motor Credit Corp. notes 6.55s, 2002                                                59,701
            570,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            506,337
            600,000 General Motors Acceptance Corp. notes
                    5 3/4s, 2003                                                                            583,530
            610,000 Household Finance Corp. notes 6 1/2s, 2008                                              565,446
            610,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         541,607
                                                                                                      -------------
                                                                                                          3,303,371

Consumer Goods (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Doane Pet Care Corp. sr. sub. notes 9 3/4s, 2007                                         42,600

Electric Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       235,046
            425,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                      450,373
            140,000 CMS Energy Corp. sr. notes 8 1/8s, 2002                                                 139,125
            600,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                        621,765
            280,000 EIP Funding - PNM deb. 10 1/4s, 2012                                                    315,322
            455,000 Nisource Finance Corp. 144A company guaranty
                    7 7/8s, 2010                                                                            459,737
             62,546 Northeast Utilities System notes Ser. A, 8.58s, 2006                                     64,462
            126,323 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    127,033
            620,000 TXU Electrical Capital company guaranty
                    8.175s, 2037                                                                            580,283
                                                                                                      -------------
                                                                                                          2,993,146

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   131,138
             30,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                           34,650
             80,000 RBF Finance Co. company guaranty 11s, 2006                                               92,200
                                                                                                      -------------
                                                                                                            257,988

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                          800
             60,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008
                    (In default) (NON)                                                                        1,200
                                                                                                      -------------
                                                                                                              2,000

Financial (0.4%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                                  49,240
             20,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                           19,350
            130,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                                 127,734
            100,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                 90,966
             50,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                         45,481
            585,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                      552,328
            685,000 American General Institute 144A company
                    guaranty 8 1/8s, 2046                                                                   662,676
            350,000 Conseco, Inc. med-term notes Ser. A, 6 1/2s, 2002                                       257,541
            680,000 Conseco Financing Trust II company guaranty
                    8.7s, 2026                                                                              238,000
            490,000 Executive Risk Capital Trust company guaranty
                    Ser. B, 8.675s, 2027                                                                    466,730
             65,000 Fannie Mae notes 6s, 2008                                                                63,487
            300,000 Goldman Sachs Group, Inc. (The) notes Ser. B,
                    7.35s, 2009                                                                             295,083
            165,000 Hartford Life, Inc. deb. 7.65s, 2027                                                    160,245
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        333,328
            205,000 Markel Capital Trust I company guaranty Ser. B,
                    8.71s, 2046                                                                             129,499
            250,000 Money Store, Inc. notes 8.05s, 2002                                                     252,510
            385,000 Newcourt Credit Group Inc. company guaranty
                    Ser. A, 7 1/8s, 2003 (Canada)                                                           382,663
            635,000 Principal Financial Group 144A notes 7.95s,
                    2004 (Australia)                                                                        650,240
            615,000 Provident Companies, Inc. bonds 7.405s, 2038                                            452,197
            610,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                   533,884
            530,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             346,228
                                                                                                      -------------
                                                                                                          6,109,410

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
            125,000 International Game Technology sr. notes 8 3/8s, 2009                                    122,500
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     68,600
            145,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                     140,650
            220,000 Park Place Entertainment, Inc. sr. sub. notes
                    9 3/8s, 2007                                                                            222,200
                                                                                                      -------------
                                                                                                            553,950

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Columbia/HCA Healthcare Corp. med. term
                    notes 8.85s, 2007                                                                       151,313
             50,000 Columbia/HCA Healthcare Corp. med. term
                    notes 6.63s, 2045                                                                        48,372
            240,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002                                      208,800
            180,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                      179,550
            150,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   145,125
            255,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               251,494
             90,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                    85,725
                                                                                                      -------------
                                                                                                          1,070,379

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              35,300

Investment Banking/Brokerage (--%)
-------------------------------------------------------------------------------------------------------------------
            490,000 Countrywide Home Loan Corp. company
                    guaranty 6.935s, 2007                                                                   473,041

Lodging/Tourism (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                       6,000
            420,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                            386,400
                                                                                                      -------------
                                                                                                            392,400

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
            855,000 News America Holdings, Inc. deb. 7.7s, 2025                                             764,225
            205,000 Time Warner Entertainment, Inc. sr. notes
                    8 3/8s, 2033                                                                            213,567
            380,000 Walt Disney Co. (The) med. term notes 5.62s, 2008                                       351,219
                                                                                                      -------------
                                                                                                          1,329,011

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                             225
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                             150
             20,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (STP) (NON)                                                               225
             70,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             788
             80,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007
                    (In default) (NON)                                                                        4,000
             50,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             500
             10,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                             200
                                                                                                      -------------
                                                                                                              6,088

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
            280,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            245,000
              8,570 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                       3,942
                                                                                                      -------------
                                                                                                            248,942

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                395,558

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            635,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                            615,791
            690,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                              650,780
             30,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 7/8s, 2007                                                                             30,375
             30,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                             30,000
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               435,041
            240,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           242,400
            370,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                            361,013
            150,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    150,855
                                                                                                      -------------
                                                                                                          2,516,255

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
            745,000 Abitibi-Consolidated, Inc. deb. 8 1/2s, 2029                                            664,570
            245,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                                190,274
            160,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          160,800
             65,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                33,150
             30,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                       29,100
             20,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                            18,250
             50,000 Riverwood International Corp. company guaranty
                    10 1/4s, 2006                                                                            49,375
                                                                                                      -------------
                                                                                                          1,145,519

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                                 59,250
            200,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   201,000
                                                                                                      -------------
                                                                                                            260,250

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     19,353
             50,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     48,252
             10,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      10,891
             49,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                         49,000
                                                                                                      -------------
                                                                                                            127,496

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            135,000 CSX Corp. deb. 7.95s, 2027                                                              134,251
            490,000 Norfolk Southern Corp. sr. notes 6.2s, 2009                                             459,385
                                                                                                      -------------
                                                                                                            593,636

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
            345,000 EOP Operating L.P. notes 6.8s, 2009                                                     325,376

Regional Bells (--%)
-------------------------------------------------------------------------------------------------------------------
            335,000 GTE Corp. deb. 6.46s, 2008                                                              320,508

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            480,000 Kmart Corp. notes 8 3/8s, 2004                                                          419,736
             20,000 Kmart Corp. med. term notes Ser. D, 7.55s, 2004                                          16,663
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  105,864
             50,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                41,375
                                                                                                      -------------
                                                                                                            583,638

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             80,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                   68,200
             60,000 Navistar International Corp. sr. notes Ser. B, 7s, 2003                                  54,600
                                                                                                      -------------
                                                                                                            122,800

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         130,900
             30,000 Flextronics International, Ltd. sr. sub. notes
                    Ser. B, 8 3/4s, 2007                                                                     28,800
            165,000 IBM Corp. deb. 7 1/8s, 2096                                                             149,774
                                                                                                      -------------
                                                                                                            309,474

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                   93,500
            200,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  171,500
            815,000 GTE Corp. deb. 6.94s, 2028                                                              747,999
             70,000 Nextel Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                             36,400
            248,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      218,240
             30,000 Price Communications Wireless, Inc. 144A sr. notes
                    Ser. B, 9 1/8s, 2006                                                                     30,300
            380,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                      340,609
            390,000 Sprint Capital Corp. company guaranty 5.7s, 2003                                        372,376
             95,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                            68,400
            620,000 WorldCom, Inc. notes 8 1/4s, 2010                                                       644,589
                                                                                                      -------------
                                                                                                          2,723,913

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
            150,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (9 7/8s, 5/1/03), 2008 (STP)                                                      13,500
             36,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010 (STP)                                              7,200
             12,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010                                      6,840
                                                                                                      -------------
                                                                                                             27,540

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                            45,000
             15,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                            6,000
                                                                                                      -------------
                                                                                                             51,000

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             181,916

Waste Management (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                     34,400
            550,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        413,188
                                                                                                     --------------
                                                                                                            447,588

Water Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            370,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            329,300
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $44,614,495)                                                               $   40,823,250

COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
         $1,369,206 Ser. 99-C1, Class A3, 6.64s, 2010                                                $    1,350,593
          6,041,719 Ser. 99-C1, Class X, Interest Only (IO),
                    1.169s, 2020                                                                            380,675
                    CS First Boston Mortgage Securities Corp.
            225,000 Ser. 99-C1, Class E 8.183s, 2009                                                        228,867
            835,000 Ser. 00-C1, Class A2, 7.545s, 2010                                                      869,631
            593,451 DLJ Commercial Mortgage Corp. Ser. 98-CG1,
                    Class A1A, 6.11s, 2007                                                                  583,947
                    Fannie Mae
          1,037,158 Ser. 97-91, IO, Class FB, 4.745s, 2023                                                  169,835
          1,034,064 Ser. 97-92, IO, Class SM, 3.256s, 2022                                                   86,603
            720,381 Ser. 97-91, IO, Class SL, 2.765s, 2023                                                   76,991
            997,378 Ser. 98-66, IO, Class SB, 1.53s, 2028                                                    55,167
                    Fannie Mae Strip
            601,507 Ser. 241, IO, Class 2, 8.5s, 2023                                                       144,174
            671,231 Ser. 203, IO, Class 2, 8s, 2023                                                         174,939
            331,919 Ser. 217, IO, Class 2, 8s, 2023                                                          83,135
            371,883 Ser. 237, IO, Class 2, 8s, 2023                                                          96,109
            754,807 Ser. 251, IO, Class 2, 8s, 2023                                                         196,722
            119,119 Ser. 176, IO, Class 2, 8s, 2022                                                          29,836
                    Fannie Mae Strip
            683,331 Ser. 218, IO, Class 2, 7.5s, 2023                                                       181,083
          2,657,127 Ser. 252, IO, Class 2, 7.5s, 2023                                                       721,576
            600,401 Ser. 276, IO, Class 2, 6.5s, 2024                                                       165,861
            605,000 FFCA Secured Lending Corp. Ser. 00-1,
                    Class A2, 7.77s, 2027                                                                   612,943
                    Freddie Mac
            673,000 Ser. 2028, Class SG, 8.760s, 2023                                                       335,659
          1,322,066 Ser. 2090, IO, Class SA, 2.18s, 2028                                                     81,183
          1,314,019 Ser. 2090, IO, Class SB, 2.18s, 2028                                                     80,689
          1,332,270 Ser. 2090, IO, Class SC, 2.18s, 2028                                                     81,810
          1,204,173 Ser. 2090, IO, Class SD, 2.18s, 2028                                                     73,944
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                                 260,510
                    General Growth Properties-Homart
            100,000 Ser. 99-C1, Class G, 9.12s, 2003                                                        100,000
             85,000 Ser. 99-C1, Class F, 8.87s, 2003                                                         85,000
            436,000 General Growth Properties-Ivanhoe Ser. 99-C1,
                    Class F, 9.12s, 2004                                                                    436,000
          1,505,000 GMAC Commercial Mortgage Securities, Inc.
                    Ser. 99-C1, Class A2, 6.175s, 2033                                                    1,445,858
                    Government National Mortgage Association
            212,818 Ser. 99-30, Class SG, 9.656s, 2025                                                      214,547
            988,605 Ser. 00-17, Class SB, 9.156s, 2026                                                    1,057,877
            482,610 Ser. 99-29, Class WB, 6.561s, 2028                                                      449,883
          1,369,101 Ser. 99-46, IO, Class SQ, 1.831s, 2027                                                   71,753
            874,701 Ser. 98-2, Principal Only (PO), Class EA,
                    zero %, 2028                                                                            640,718
                    Housing Securities, Inc.
             22,114 Ser. 91-B, Class B6, 9s, 2006                                                            21,989
            255,054 Ser. 93-F, Class F9M2, 7s, 2023                                                         245,843
             15,652 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       13,815
                    LB Commercial Conduit Mortgage Trust
            225,000 Ser. 99-C2, Class B, 7.425s, 2009                                                       230,442
            625,000 Ser. 99-C1, Class A2, 6.78s, 2009                                                       621,929
                    Merrill Lynch Mortgage Investors, Inc.
            225,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        204,715
            540,785 Ser. 98-C2, Class A1, 6.22s, 2030                                                       536,222
          3,684,112 Ser. 98-C2, IO, 1.567s, 2030                                                            249,829
            185,839 Morgan Stanley Capital I Ser. 98-HF1, Class A1,
                    6.19s, 2007                                                                             183,883
                    Morgan Stanley Dean Witter Capital 1
            100,000 Ser. 00-LIFE, Class B, 7.781s, 2010                                                     103,952
            250,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                      254,352
            295,851 Mortgage Capital Funding, Inc. Ser. 98-MC1,
                    Class A1, 6.417s, 2007                                                                  293,655
             45,234 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                       45,608
                    Prudential Home Mortgage Securities 144A
             66,990 Ser. 94-31, Class B3, 8s, 2009                                                           66,404
            419,094 Ser. 95-D, Class 5B, 7.537s, 2024                                                       397,877
            360,000 Residential Asset Securitization Trust Ser. 98-A12,
                    Class A14, 8s, 2028                                                                     369,450
            172,401 Ryland Mortgage Securities Corp. Ser. 94-7C,
                    Class B2, 7.359s, 2025                                                                  168,549
            395,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class A2, 7.52s, 2009                                                                   409,504
            754,174 Structured Asset Security Corp. Ser. 99-RF1, IO,
                    Class A, 7.871s, 2028                                                                   765,486
            715,087 TIAA Retail Commercial Mortgage Trust Ser. 99-1,
                    Class A, 7.17s, 2032                                                                    728,607
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $16,974,869)                                                               $   17,536,229

ASSET-BACKED SECURITIES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4,
                    8.61s, 2028                                                                      $      201,293
            650,000 Conseco Finance Securitizations Corp. Ser. 00-5,
                    Class A6, 7.96s, 2032                                                                   662,137
            495,000 Ford Credit Auto Owner Trust Ser. 00-C, Class A3,
                    7.13s, 2002                                                                             496,079
          2,408,520 Lehman Manufactured Housing Ser. 98-1, IO,
                    Class 1, 0.82s, 2028                                                                     59,460
            391,968 Mach One CDO, Ltd. Ser. 00-1, Class A, 6.7s, 2030                                       380,760
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $1,807,077)                                  $    1,799,729

FOREIGN GOVERNMENT BONDS AND NOTES (--%) (a) (cost $798,013)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      805,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                            $      751,443

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                100 Chevy Chase Pfd. Corp. Ser. A, $5.188 pfd.                                       $        5,100
                654 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                       70,142
                 15 Fresenius Medical Capital Trust I 9.00% company
                    guaranty, pfd. (Germany)                                                                 14,663
                 80 Fresenius Medical Capital Trust II 7.875% company
                    guaranty, pfd. (Germany)                                                                 74,600
                440 Webster Pfd. Capital Corp. Ser. A, 7.375% cum. pfd.                                     435,600
                                                                                                     --------------
                    Total Preferred Stocks (cost $606,310)                                           $      600,105

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $32,792)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       80,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                 $       18,700

WARRANTS (--%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
                 10 McCaw International, Ltd.                                             4/15/07               300
                 10 Raintree Resort 144A                                                  12/1/04                 1
                 10 Sterling Chemicals Holdings                                           8/15/08                 9
                 40 UIH Australia/Pacific, Inc. 144A                                      5/15/06               200
                                                                                                     --------------
                    Total Warrants (cost $3,091)                                                     $          511

SHORT-TERM INVESTMENTS (3.2%) (a) (cost $52,562,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   52,562,000 Interest in $900,000,000 joint repurchase agreement dated November 30, 2000 with Goldman Sachs &
                    Co. due December 1, 2000 with respect to various
                    U.S. Government obligations -- maturity value of
                    $52,571,520 for an effective yield of 6.52%                                      $   52,562,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,539,486,694) (b)                                      $1,660,244,498
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,653,016,590.

  (b) The aggregate identified cost on a tax basis is $1,549,805,124 resulting in gross unrealized appreciation and depreciation of $243,649,396 and $133,210,022, respectively, or net unrealized appreciation of $110,439,374.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000
                                      Aggregate Face  Expiration   Unrealized
                       Total Value         Value        Date      Depreciation
------------------------------------------------------------------------------
U.S. Treasury Bond
10 year (Short)         $1,358,000      $1,345,144      Mar-01     $ (12,856)
U.S. Treasury Bond
(Short)                  4,619,531       4,557,605      Mar-01       (61,926)
U.S. Treasury Bond
10 year (Short)          2,472,750       2,446,406      Mar-01       (26,344)
------------------------------------------------------------------------------
                                                                   $(101,126)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,539,486,694) (Note 1)    $1,660,244,498
-----------------------------------------------------------------------------------------------
Dividend, interest and other receivables                                              4,597,069
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,910,617
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,821,478
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,675,573,662

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        422,721
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             51,338
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     16,010,864
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,383,505
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,220,449
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              442,551
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           50,161
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7,046
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  862,386
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  106,051
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    22,557,072
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,653,016,590

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,528,632,561
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          4,089,693
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                                 (378,407)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        120,672,743
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding        $1,653,016,590

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,074,957,610 divided by 72,350,627 shares)                                            $14.86
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.86)*                                  $15.77
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($469,748,042 divided by 31,856,667 shares)**                                            $14.75
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($15,380,169 divided by 1,038,432 shares)**                                              $14.81
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($50,033,245 divided by 3,389,432 shares)                                                $14.76
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.76)*                                  $15.30
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($42,897,524 divided by 2,887,015 shares)                                                $14.86
-----------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $129,273)                                       $34,970,540
-------------------------------------------------------------------------------------------
Interest                                                                         10,803,843
-------------------------------------------------------------------------------------------
Total investment income                                                          45,774,383

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  9,065,279
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,989,474
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   42,681
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,795
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,556,287
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,979,653
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               130,936
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               385,216
-------------------------------------------------------------------------------------------
Other                                                                               468,263
-------------------------------------------------------------------------------------------
Total expenses                                                                   19,634,584
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (361,704)
-------------------------------------------------------------------------------------------
Net expenses                                                                     19,272,880
-------------------------------------------------------------------------------------------
Net investment income                                                            26,501,503
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  8,054,105
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (727,165)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the year                                    16,065
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                48,504,660
-------------------------------------------------------------------------------------------
Net gain on investments                                                          55,847,665
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $82,349,168
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   26,501,503   $   26,768,677
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                           7,326,940      181,896,290
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies           48,520,725     (143,113,838)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   82,349,168       65,551,129
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (18,556,157)     (17,719,087)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,227,363)      (4,968,406)
--------------------------------------------------------------------------------------------------
   Class C                                                               (138,847)         (69,861)
--------------------------------------------------------------------------------------------------
   Class M                                                               (673,816)        (624,961)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (818,847)        (761,783)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (109,848,290)    (103,679,729)
--------------------------------------------------------------------------------------------------
   Class B                                                            (60,932,372)     (60,328,299)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,292,093)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,805,927)      (5,589,694)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (4,641,978)        (901,628)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                  (126,646,435)     212,044,427
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (252,232,957)      82,952,108

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,905,249,547    1,822,297,439
--------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $4,089,693 and
$3,073,929, respectively)                                          $1,653,016,590   $1,905,249,547
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $16.94       $16.04       $13.29       $10.93
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .26 (c)      .26 (c)      .27 (c)      .30          .31
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .62          .37         1.68         2.74         2.37
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .88          .63         1.95         3.04         2.68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.24)        (.28)        (.29)        (.32)
-----------------------------------------------------------------------------------------------------
From net
realized gains                         (1.53)       (1.57)        (.77)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.78)       (1.81)       (1.05)        (.29)        (.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.86       $15.76       $16.94       $16.04       $13.29
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.81         4.16        12.91        23.15        24.96
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,074,958   $1,150,143   $1,114,690     $878,766     $566,133
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .96          .94          .99         1.06         1.09
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.88         1.62         1.68         2.02         2.61
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.41       112.36        94.77        82.48        67.56
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.64       $16.83       $15.95       $13.23       $10.89
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .16 (c)      .14 (c)      .15 (c)      .19          .21
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .62          .36         1.66         2.73         2.37
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .78          .50         1.81         2.92         2.58
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.12)        (.16)        (.20)        (.24)
-----------------------------------------------------------------------------------------------------
From net
realized gains                         (1.53)       (1.57)        (.77)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.67)       (1.69)        (.93)        (.20)        (.24)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.75       $15.64       $16.83       $15.95       $13.23
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.06         3.34        12.04        22.24        24.06
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $469,748     $631,736     $638,660     $463,506     $221,259
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.71         1.69         1.74         1.81         1.84
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.13          .87          .95         1.25         1.86
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.41       112.36        94.77        82.48        67.56
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                            Year ended  Feb. 1, 1999+
operating performance                 Nov. 30     to Nov. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $15.71       $15.76
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .16          .13
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .62         (.02)
--------------------------------------------------------------
Total from
investment operations                    .78          .11
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.15)        (.16)
--------------------------------------------------------------
From net
realized gains                         (1.53)          --
--------------------------------------------------------------
Total distributions                    (1.68)        (.16)
--------------------------------------------------------------
Net asset value,
end of period                         $14.81       $15.71
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.02          .68*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,380      $13,092
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.71         1.40*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.13          .74*
--------------------------------------------------------------
Portfolio turnover (%)                 74.41       112.36
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.66       $16.85       $15.96       $13.23       $10.89
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .19 (c)      .18 (c)      .19 (c)      .23          .25
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .62          .36         1.67         2.73         2.36
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .81          .54         1.86         2.96         2.61
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.16)        (.20)        (.23)        (.27)
-----------------------------------------------------------------------------------------------------
From net
realized gains                         (1.53)       (1.57)        (.77)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.71)       (1.73)        (.97)        (.23)        (.27)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.76       $15.66       $16.85       $15.96       $13.23
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               6.28         3.60        12.35        22.58        24.35
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $50,033      $60,128      $58,891      $48,884      $22,254
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.46         1.44         1.49         1.56         1.59
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.38         1.12         1.17         1.50         2.11
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 74.41       112.36        94.77        82.48        67.56
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                  Year ended         Oct. 1, 1998+
operating performance                      November 30         to Nov. 30
---------------------------------------------------------------------------
                                        2000         1999         1998
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $16.94       $14.88
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .29          .31          .05
---------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .63          .36         2.01
---------------------------------------------------------------------------
Total from
investment operations                    .92          .67         2.06
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.29)        (.28)          --
---------------------------------------------------------------------------
From net
realized gains                         (1.53)       (1.57)          --
---------------------------------------------------------------------------
Total distributions                    (1.82)       (1.85)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $14.86       $15.76       $16.94
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.08         4.42        13.84*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,898      $50,150      $10,057
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .71          .69          .12*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.13         1.87          .33*
---------------------------------------------------------------------------
Portfolio turnover (%)                 74.41       112.36        94.77
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of bonds is amortized on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, defaulted bond interest, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $70,709 to decrease undistributed net investment income and $85,378 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $156,087. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.395% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC) a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2000, the fund's expenses were reduced by $361,704 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,579 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $312,113 and $7,370 from the sale of class A and class M shares, respectively, and received $1,271,133 and $6,662 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $14,242 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,108,992,640 and $1,461,895,841, respectively. Purchases and sales of U.S. government obligations aggregated $88,043,384 and $73,356,947, respectively.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,147,362       $ 321,591,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,897,411         121,382,923
---------------------------------------------------------------------------
                                            32,044,773         442,974,744

Shares
repurchased                                (32,669,079)       (447,749,867)
---------------------------------------------------------------------------
Net decrease                                  (624,306)      $  (4,775,123)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,484,164       $ 334,716,616
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,956,676         106,810,307
---------------------------------------------------------------------------
                                            27,440,840         441,526,923

Shares
repurchased                                (20,271,579)       (327,129,219)
---------------------------------------------------------------------------
Net increase                                 7,169,261       $ 114,397,704
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,028,841       $ 124,295,736
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,817,547          65,482,919
---------------------------------------------------------------------------
                                            13,846,388         189,778,655

Shares
repurchased                                (22,370,706)       (304,634,524)
---------------------------------------------------------------------------
Net decrease                                (8,524,318)      $(114,855,869)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,026,617       $ 212,072,816
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,804,438          57,860,671
---------------------------------------------------------------------------
                                            16,831,055         269,933,487

Shares
repurchased                                (14,403,076)       (232,778,684)
---------------------------------------------------------------------------
Net increase                                 2,427,979       $  37,154,803
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    548,650         $ 7,647,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  104,667           1,430,940
---------------------------------------------------------------------------
                                               653,317           9,078,646

Shares
repurchased                                   (448,007)         (6,138,570)
---------------------------------------------------------------------------
Net increase                                   205,310         $ 2,940,076
---------------------------------------------------------------------------

                                            For the period February 1, 1999
                                               (commencement of operations)
                                                       to November 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    905,363         $14,899,584
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,748              61,338
---------------------------------------------------------------------------
                                               909,111          14,960,922

Shares
repurchased                                    (75,989)         (1,215,419)
---------------------------------------------------------------------------
Net increase                                   833,122         $13,745,503
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    676,640        $  9,297,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  468,901           6,353,358
---------------------------------------------------------------------------
                                             1,145,541          15,650,704

Shares
repurchased                                 (1,594,883)        (21,670,904)
---------------------------------------------------------------------------
Net decrease                                  (449,342)       $ (6,020,200)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    927,838        $ 15,031,937
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  383,333           5,841,338
---------------------------------------------------------------------------
                                             1,311,171          20,873,275

Shares
repurchased                                   (968,007)        (15,612,398)
---------------------------------------------------------------------------
Net increase                                   343,164        $  5,260,877
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,590,905        $ 21,841,280
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  398,296           5,460,825
---------------------------------------------------------------------------
                                             1,989,201          27,302,105

Shares
repurchased                                 (2,283,450)        (31,237,424)
---------------------------------------------------------------------------
Net decrease                                  (294,249)       $ (3,935,319)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,670,704        $ 59,127,489
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  105,874           1,663,411
---------------------------------------------------------------------------
                                             3,776,578          60,790,900

Shares
repurchased                                 (1,188,904)        (19,305,360)
---------------------------------------------------------------------------
Net increase                                 2,587,674        $ 41,485,540
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $9,947,502 as capital gain, for its taxable year ended November 30, 2000.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN020-67689 - 012/192/626  1/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to Annual Report dated 11/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/00

                                                        NAV
1 year                                                  7.08%
5 years                                                94.28
Annual average                                         14.20
10 years                                              309.29
Annual average                                         15.13
Life of fund (since class A inception, 6/15/77)
Annual average                                         12.03

Share value:                                            NAV
11/30/99                                              $15.76
11/30/00                                              $14.86
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains       Total
                     4      $0.2927         $1.5263         $1.8190
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.